Exhibit 99.1

FMC Corporation

UBS Grass Roots Chemical Conference:

“Catching the Asian Wave”

February 10th, 2004

Marty Kisliuk

Director, Global Supply Chain & Asia

Agricultural Products Group

10 February 2004

Grass Roots Chemical Conference—New Orleans

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

10 February 2004

Grass Roots Chemical Conference—New Orleans

Use of Non-GAAP Terms

These slides contain certain “non-GAAP financial terms” which are defined on FMC’s Investor Relations web site (http://ir.fmc.com) in the Glossary of Financial Terms section. In addition, in the Conference Calls and

Presentations section, we have provided reconciliations of non-GAAP terms to the closest GAAP term.

These slides also contain references to segment financial terms which are defined below in reference to Note 18 of FMC’s 2002 Form 10-K:

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle and Depreciation and Amortization.

EBITDA Margin is the quotient of EBITDA (defined above) and Revenue.

10 February 2004

Grass Roots Chemical Conference—New Orleans

Sales:	$1,921.4
EBITDA:	$309.3
Margin:	16.1%

Sales:	$770.6
EBITDA:	$93.9
Margin:	12.2%

Sales:	$515.8
EBITDA:	$132.2
Margin:	25.6%

Sales:	$640.1
EBITDA:	$111.3
Margin:	17.4%

Agricultural Products Group

Agricultural Products: Group Overview

2003 Segment Sales: $640.1 million

Herbicides 24%

Insecticides 76%

Asia 15%

North America 36%

South America 32%

Europe/Middle East/Africa 17%

Manufacturer of proprietary, branded insecticides and herbicides

Key crops: cotton, corn, rice, cereals, fruits and vegetables

Strong focused market positions in the Americas (crop & non-crop)

Key positions in Europe and Asia via alliances

Innovation: ~10% of sales on R&D

FMC differentiated by: - Concentration in insecticides

- Virtualizing manufacturing

- Depth and breadth of partnerships

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

The Conventional Crop Protection Market Has Declined 1.3% CAGR Since 1996

Global Agrochemical Market $Billion

Conventional Crop Protection

Includes Biotechnology

Source: Phillips McDougall – AgriServices, FMC

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Off-Patent Sales Increase

Source: FMC; Phillips McDougall

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

We Have A Multi-faceted Plan To Reduce And Variabilize Manufacturing Costs . . .

We are midway through this cost reduction initiative

It is based on a proven, low cost manufacturing and process development strategy

It is not just where, but with whom and how

The supply chain has and will continue to change — optimization is also underway

Period costs, capital spending, and inventory will be lower also

Costs of partner & new chemistries can benefit from the initiative as well

10 February 2004

Grass Roots Chemical Conference—New Orleans

FMC Agricultural Products Group

The Supply Chain For AI's & Intermediates Has Changed


1999
FMC US
Toller US
FMCAPI
Zeta-cype
Clomazone
Cypermethrin
Permethrin
Bifenthrin
DVE
7OH
Pentenoate
Sulfentrazone
MAC
TMOA
Site A
BFA
Site D
Carfentrazone
Site C
Carbofuran
Carbosulfan
Site B
Carbofuran
Site E
Cadusafos
Site F
Now
Zeta-cype
Clomazone
Permethrin
Bifenthrin
DVE
7OH
Sulfentrazone
MAC
Site A
Carbofuran
Carbosulfan
Site B
Carbofuran
Site E
Carfentrazone
Site G, PRC
Bifenthrin
OCBC
TFP Acid
CPC
Site H, PRC
TFP Acid
Permethrin
Cypermethrin
Site I, PRC
BFA
Cadusafos
Carbosulfan
Site F

10 February 2004 Grass Roots Chemical Conference - New Orleans 9

Agricultural Products Group

FMCAPI Operates In The Same Countries,

And For The Same Reasons As Others

PRC, India, Mexico primarily

– Home of the generics

They have developed chemical industries

– Technical talent

– Raw material availability

– Infrastructure

Available capacity

Able and willing partners

Low cost inputs and services

Low cost manufacturing models

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Significant Product Cost Reductions

AI -1 AI -2 AI -3

AI—4 AI—5 AI—6 AI—7 AI—8 AI—9 AI—10 AI—11

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Product Cost Structure Is Being Variable-ized

Change In        % of Product Cost

Other Variable Cost

Materials

Fixed Cost

D&A

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Five FMCAPI Tollers Do 34 Steps With $41 Million Of Assets

34 Total Chemical Steps

Prod A

AI #10

Interm C

AI #8

AI #4 Interm B

AI #9

Interm A

AI #6 AI #2 $41M Gross Toller Assets

Toller 5

Toller 1, PRC

Toller 2, PRC

Toller 3, PRC

Toller 4

. . and FMCAPI invests $12 million to use these $41 million of assets

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Manufacturing Assets Can Be Significantly Less

Physical Manufacturing Assets

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

As A Result, Capital Investment Is Reduced

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Efficient Models Drive Staff Reductions

Global Supply Chain Staff

Excludes O/S Formulations

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Each Partner Contributes In The FMCAPI Model

Contract Manufacturing By FMCAPI

Factor A Factor B Factor C Factor D Factor E Factor F Factor G Factor H Factor I Factor J Factor K Factor L

Includes Elements Of : Design, Technology, Investment, Improvement, Operations, Support, Regulatory, Logistics, Raw Materials, Responsible Care®

Relative Contribution

FMCAPI

TOLLER

…and this “How To” is a competitive advantage

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Most Value Is Added In US—More Can Shift To PRC

Value-Added By Country—% Of COGS

Brazil 10%

2%

US 54%

China 14%

Japan 6%

Europe 5%

India 4%

Mexico 5%

2003

2%

US 44%

China 22%

Japan 6%

Europe 5%

India 4%

Mexico 6%

Brazil 11%

Possible

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

Superb Project Management Is Key To Implementing The FMCAPI Model

10 February 2004

Grass Roots Chemical Conference—New Orleans

Agricultural Products Group

FMCAPI – Our New Manufacturing Paradigm

Buy many services & from low-cost sources

Be selective in creating partnerships

Back-integrate; use excess capacity

Build/use local resources, many local methods, knowledge

Core staff: experience, hands-on, external focus

Always:

Make the risk acceptable Minimize investment Be tax efficient Protect people & environment Act ethically

10 February 2004

Grass Roots Chemical Conference—New Orleans

THANK YOU

10 February 2004

Grass Roots Chemical Conference—New Orleans

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